Exhibit 99.1

Morgan Stanley Eagle Ford Energy Summit April 2013

Cautionary Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “proposed,” give current expectations or forecasts of future events or contain projections of results of operations or financial condition. Examples include discussion of our strategies, financing plans and growth opportunities. These forward-looking statements are based on our current information, expectations and beliefs; they are not a guarantee of future results, and you should not place undue reliance on such statements. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances including those discussed in filings we make with the Securities and Exchange Commission, particularly under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these risks are outside of our control and could cause our actual results and experience to differ materially from those we anticipated would occur. Key uncertainties and risks that may directly affect our performance, future growth, results of operations, and financial condition, include, but are not limited to: • the volatility of prices and market demand for natural gas, crude oil, condensate and NGLs, and for products derived from these commodities; • our ability to continue to connect new sources of natural gas, crude oil and condensate, and the NGL content of new gas supplies; • the ability of producers to continue to drill and successfully complete and connect new volumes; • our ability to attract and retain key customers and contract with new customers, and such customers' performance under their contracts with us; • the availability of local, intrastate and interstate transportation systems, trucks and other facilities and services for natural gas, NGLs and related products; • financial credit risks and the failure of customers to satisfy payment or other obligations under our contracts; • effects of our debt and other financial obligations, access to capital or our future financial or operational flexibility or liquidity; • construction, procurement and regulatory risks in our development projects; • hurricanes, fires and other natural and accidental events impacting our operations, and adequate insurance coverage; • terrorist attacks directed at our facilities or related facilities; • changes in and impacts of laws and regulations affecting our operations and risk management strategy; and • our ability to integrate acquisitions. The forward-looking statements included in this presentation are made only as of the date hereof. Except as required by law, we do not undertake, and specifically decline, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Southcross Overview Alabama and Mississippi South Texas and Eagle Ford Storage Interconnect Traditional Gathering and Processing MLP Leveraged to Eagle Ford Shale growth Integrated business from gathering through NGL fractionation Proven ability to develop organic projects and complete acquisitions Low commodity price sensitivity Future growth opportunities from strategic Eagle Ford position Key Operating Data As of 6/30/12 As of 3/31/13 Pipeline (miles) 2,590 2,730 Processing Capacity (MMcf/d) 385 385 Fractionation Capacity (Bbl/d) 4,800 27,300 Conroe Woodsboro Bonnie View Gregory

Southcross History 2009 Acquired core assets 2010 Expanded Gregory processing plant Built and acquired two pipeline assets 2011 Won anchor contracts for Eagle Ford expansion Completed Enterprise Alabama acquisition Initiated construction of Woodsboro & Bonnie View processing / fractionation complex 2012 Woodsboro completed Commenced operations of Bonnie View fractionator Major Bee Line pipeline into Eagle Ford flowing 2013 Completed expansion of Bonnie View fractionator Completed final phase of Bee Line pipeline project

Integrated Assets with Scale and Scope Competitive Advantages Southcross Services Natural gas gathering, processing, treating, compression and transportation NGL fractionation and transportation Source, purchase, transport and sell natural gas and NGLs Location Proximate to prolific Eagle Ford shale production Access to Gulf Coast petrochemical infrastructure Integrated Midstream Model Gathering, processing and fractionation Ability to avoid Mt. Belvieu transportation Connection to gas and purity NGL markets

The Eagle Ford Shale On track to be largest oil and gas development in world in terms of total capital expenditures Capital deployed in 2013 estimated at almost a third of all capex in onshore lower 48 One of top producing shales in North America Oil

The Eagle Ford Shale Source: Railroad Commission of Texas Production Data Query System (PDQ)

Southcross in the Eagle Ford 2,730 miles of pipeline 27,300 barrels per day of fractionation capacity (2 NGL fractionation plants) 385 MMcf/d of gas processing capacity (3 gas processing plants) Plant Fractionator Southcross System

Southcross Link From Eagle Ford Area to Major Gulf Coast Markets Eagle Ford Permitting Activity Permits On Schedule - Oil On Schedule - Gas Source: Railroad Commission of Texas. Data as of 10/12/12. Plant Fractionator Southcross System

Southcross presence in end-use NGL markets provides attractive pricing and market outlets Vast majority of North American ethane cracking capacity is on the Gulf Coast and is expanding Export terminals near Corpus Christi in progress Southcross has advantaged footprint in expanding Gulf Coast petrochemical infrastructure and NGL markets Contracts in place for sale of NGLs at attractive prices Potential NGL expansion projects From the Eagle Ford Direct to The Gulf Coast Expanding Petrochemical Facilities Formosa (Point Comfort) Dow Freeport (Freeport) CP Chem (Baytown) OxyChem (Ingleside) Lyondell Basell (La Porte)

Multiple gas sale outlets, including Southcross directly connected industrial markets Local markets provide incremental downstream margins Diverse market outlets an advantage in attracting producer contracts Significant new dry and residue gas availability for expansions Well positioned to transport future Eagle Ford dry gas development to markets Dry Gas Transportation Competitive Advantages of Dry Gas System Plant Fractionator Southcross Dry Gas System Woodsboro Bonnie View Fractionator Gregory Corpus Christi Agua Dulce Hub

Positioned For Future Opportunity Build a better and stronger downstream business Fill current processing capacity Build new capacity as Eagle Ford grows Focus on increasing profits and distributable cash flow Strengthen foundation for future growth

Southcross Investment Summary Strategically located asset base leveraged to Eagle Ford shale growth Integrated midstream assets from gathering through NGLs Leveraged to increasing opportunities in downstream NGL and residue natural gas business Filling existing capacity of assets provides near-term growth opportunity Overcoming slower earnings ramp during 4th quarter 2012 and 1st quarter 2013 Supportive private equity sponsor with significant industry expertise Highly-experienced management team

Southcross’ Fact Sheet NYSE Ticker SXE Total Units 24, 925, 944(1) Unit Price $19.01(2) Market Capitalization $474 million(2) Debt at December 31, 2012 $191 million Minimum Quarterly Distribution $0.40 per unit ($1.60 per unit on an annualized basis) Current Yield 8.4%(2) (2) As of 4/2/13 (1) Including GP Units

Appendix

Fourth Quarter and Year-End Summary Reconciliation of net (loss) income to Adjusted EBITDA and distributable cash flow: Net (loss) income $ (8,622) $ 3,306 $ (4,488) $ 7,539 Add (deduct): Depreciation and amortization expense 6,117 3,723 18,977 12,345 Interest expense 1,274 1,295 5,767 5,348 Unrealized derivatives loss (gain) - (7) 141 21 Loss on extinguishment of debt 1,764 - 1,764 3,240 Unit-based compensation 337 - 630 - Transaction costs - - - 203 Income tax (benefit)/expense (3) 62 246 261 Management fees 50 - 568 - Expenses associated with significant items 414 - 414 - Adjusted EBITDA $ 1,331 $ 8,379 $ 24,019 $ 28,957 Cash interest, net (1,038) (1,126) (4,584) (4,466) Income tax benefit/(expense) 3 (62) (246) (261) Maintenance capital expenditures (1,778) (2,615) (5,193) (5,317) Distributable cash flow $ (1,482) $ 4,576 $ 13,996 $ 18,913 Three months ended Year ended December 31, December 31, 2012 2011 2012 2011

2013 Guidance Full Year 2013: Net Income $ 5,000 $ 18,000 $ 26,500 $ 33,500 Add: Interest expense 8,500 8,500 7,000 7,000 Income tax expense 500 500 500 500 Depreciation and amortization expense 28,000 28,000 24,000 24,000 Adjusted EBITDA $ 42,000 $ 55,000 $ 58,000 $ 65,000 Fourth Quarter 2013: Net Income $ 3,865 $ 6,865 Add: Interest expense 2,500 2,500 Income tax expense 135 135 Depreciation and amortization expense 7,500 7,500 Adjusted EBITDA $ 14,000 $ 17,000 Low High SOUTHCROSS ENERGY PARTNERS, L.P. FOURTH QUARTER 2013 AND FULL YEAR 2013 ADJUSTED EBITDA GUIDANCE RECONCILIATION TO NET INCOME (In thousands) (Unaudited) Current Original Low High Low High Current

Non-GAAP Measures SXE has used the non-GAAP financial measures of Adjusted EBITDA and gross operating margin. SXE provides reconciliations of these non-GAAP financial measures to their most directly comparable financial measures as calculated and presented in accordance with GAAP. SXE defines Adjusted EBITDA as net income: plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges such as non-cash equity compensation, unrealized losses on commodity derivative contracts, and selected charges / transaction costs that are unusual or non-recurring; less interest income, income tax benefit, unrealized gains on commodity derivative contracts, and selected gains that are unusual or non-recurring. Adjusted EBITDA is used as a supplemental financial measure by management and by external users of its financial statements, such as investors and lenders, to assess: the financial performance of SXE’s assets without regard to financing methods, capital structure or historical cost basis; the ability of SXE’s assets to generate cash sufficient to support its indebtedness and make cash distributions to its unitholders and general partner; its operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities. The economic rationale behind management's use of Adjusted EBITDA is to measure the ability of its assets to generate cash sufficient to pay interest costs, support SXE’s indebtedness and make distributions to its investors. The GAAP measure most directly comparable to Adjusted EBITDA is net income. SXE’s non-GAAP financial measure of Adjusted EBITDA should not be considered as an alternative to net income. You should not consider Adjusted EBITDA in isolation or as a substitute for analysis of SXE’s results as reported under GAAP. Adjusted EBITDA has limitations as an analytical tool and should not be considered as an alternative to, or more meaningful than, performance measures calculated in accordance with GAAP. Some of these limitations are: certain items excluded from Adjusted EBITDA are significant components in the understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure; Adjusted EBITDA does not reflect SXE’s cash expenditures or future requirements for capital expenditures or contractual commitments; Adjusted EBITDA does not reflect changes in, or cash requirements for, SXE’s working capital needs; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and SXE’s computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. SXE defines gross operating margin as the sum of all revenues less the cost of natural gas and NGLs sold. Gross operating margin is used as a supplemental performance measure by SXE’s management to compare the net contribution of all of its contracts, particularly comparing the net contribution of fixed-spread and percent-of-proceeds contracts which record both revenue and costs compared to its fee based business which records revenue only. Gross operating margin reflects the net contribution to income of SXE’s contracts before the costs associated with operating and maintaining the system and general and administrative expenses. As an indicator of SXE’s operating performance, gross operating margin should not be considered an alternative to, or more meaningful than net income as determined in accordance with GAAP. SXE’s gross operating margin may not be comparable to a similarly titled measure of another company because other entities may not calculate gross operating margin in the same manner.